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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported):  March 19, 2001

                           HANOVER COMPRESSOR COMPANY
               (Exact name of registrant as specified in charter)

        Delaware                    1-3071                    76-0625124
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                        Identification Number)


12001 N. Houston Rosslyn
Houston, Texas                                                  77086
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (281) 447-8787
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

          99.1 Press release dated March 19, 2001
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   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HANOVER COMPRESSOR COMPANY

Dated: March 20, 2001  By:      /s/ Michael J. McGhan
                                --------------------------------------
                                Name:  Michael J. McGhan
                                Its:   President and Chief Executive Officer
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Exhibit No.      Description
-----------      -----------

99.1             Press release dated March 19, 2001